EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Real Estate Investment Trust of New Jersey (the “Company”) on Form 10-K for the year ended October 31, 2020 (the “Report”), I, Allan Tubin, Chief Financial Officer and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(a) or 78o(d), and,

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2021	/s/ Allan Tubin
Allan Tubin
Chief Financial Officer and Treasurer

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